                                                                     EXHIBIT (F)


                      MONTHLY CERTIFICATEHOLDERS' STATEMENT
                          Discover Card Master Trust I
                         Series 1994-A Monthly Statement


Trust Distribution Date: May 15, 1998        Due Period Ending: April 30, 1998

Pursuant to the Series Supplement dated as of December 20, 1994 relating to the Pooling and Servicing Agreement dated as of October 1, 1993 by and between Greenwood Trust Company and U.S. Bank National Association, as Trustee, the Trustee is required to prepare certain information each month regarding current distributions to Certificateholders and the performances of the Trust. The information for the Due Period and the Trust Distribution Date listed above is set forth below:

1. Payments for the benefit of Series Investors this Due Period (per $1000 of Class Initial Investor Interest)

     Series  1994-A                                                              Total                Interest         Principal
     Class A          30 days at 5.733947050%                                $4.778289208          $4.778289208      $0.000000000

2.   Principal Receivables at the end of the Due Period

      (a) Aggregate Investor Interest                                                                          $17,400,141,676.00
          Seller Interest                                                                                       $2,726,771,833.80

          Total Master Trust                                                                                   $20,126,913,509.80


      (b) Group One Investor Interest                                                                          $14,850,141,676.00

      (c) Group Two Investor Interest                                                                           $2,550,000,000.00

      (d) Series 1994-A Investor Interest                                                                       $2,550,000,000.00

      (e) Class A Investor Interest                                                                             $2,550,000,000.00

          Class B Investor Interest                                                                                         $0.00

3.   Allocation of Receivables Collected During the Due Period

                                                                           Finance Charge        Principal               Yield
                                                                            Collections         Collections           Collections
      (a) Allocation of Collections between Investor and Seller

          Aggregate Investor Allocation                                   $275,244,468.65     $2,127,916,652.24             $0.00

          Seller                                                           $29,364,283.73       $227,015,455.16             $0.00

      (b) Group One Allocation                                            $235,036,113.32     $1,817,065,614.07             $0.00

      (c) Group Two Allocation                                             $40,208,355.33       $310,851,038.17             $0.00

      (d) Series 1994-A Allocations                                        $40,208,355.33       $310,851,038.17             $0.00

      (e) Class A Allocations                                              $40,208,355.33       $310,851,038.17             $0.00

          Class B Allocations                                                       $0.00                 $0.00             $0.00

4.   Information Concerning the Series Principal Funding Accounts ("SPFA")

                    Deposits into the SPFAs
                                                              This Due              Total            Deposit Deficit     Investment
                                                                Period            Deposits                 Amount           Income
          Series 1994-A                                         $0.00               $0.00                  0.00             $0.00

5.   Information Concerning Amount of Controlled Liquidation Payments

                                                                                                                     Total Payments
                                                                               Amount Paid           Deficit Amount   Through This
                                                                              This Due Period        This Due Period    Due Period
          Series 1994-A                                                             $0.00                 $0.00             $0.00

6.   Information Concerning the Series Interest Funding Accounts ("SIFA")

                                                                                              Deposits Into the
                                                                                                  SIFAs This
                                                                                                  Due Period           SIFA Balance
          Series 1994-A                                                                          $12,184,637.48             $0.00

7.   Pool Factors

                                                                                                                   This Due Period
          Class A                                                                                                      1.00000000

          Class B                                                                                                      0.00000000

8.   Investor Charged-Off Amount

                                                                                                                        Cumulative
                                                                                                                         Investor
                                                                                                                        Charged-Off
                                                                                                This Due Period            Amount
      (a) Group One                                                                              $80,595,713.85             $0.00

      (b) Group Two                                                                              $13,787,758.20             $0.00

      (c) Series 1994-A                                                                          $13,787,758.20             $0.00

      (d) Class A                                                                                $13,787,758.20             $0.00

          Class B                                                                                         $0.00             $0.00

9.   Investor Losses This Due Period

                                                                                                                   Per $1,000 of
                                                                                                                  Original Invested
                                                                                                          Total      Principal
      (a) Group One                                                                                       $0.00             $0.00

      (b) Group Two                                                                                       $0.00             $0.00

      (c) Series 1994-A                                                                                   $0.00             $0.00

      (d) Class A                                                                                         $0.00             $0.00

          Class B                                                                                         $0.00             $0.00



10.  Reimbursement of Investor Losses This Due Period                                                                Per $1,000 of
                                                                                                                  Original Invested
                                                                                                          Total        Principal
      (a) Group One                                                                                       $0.00          $0.00

      (b) Group Two                                                                                       $0.00          $0.00

      (c) Series 1994-A                                                                                   $0.00          $0.00

      (d) Class A                                                                                         $0.00          $0.00

          Class B                                                                                         $0.00          $0.00

11.  Aggregate Amount of Unreimbursed Investor Losses

                                                                                                                    Per $1,000 of
                                                                                                                  Original Invested
                                                                                                          Total       Principal
      (a) Group One                                                                                       $0.00          $0.00

      (b) Group Two                                                                                       $0.00          $0.00

      (c) Series 1994-A                                                                                   $0.00          $0.00

      (d) Class A                                                                                         $0.00          $0.00

          Class B                                                                                         $0.00          $0.00


12.  Investor Monthly Servicing Fee Payable at the end of the Due Period

      (a) Group One                                                                                             $24,854,402.77

      (b) Group Two                                                                                              $4,250,000.00

      (c) Series 1994-A                                                                                          $4,250,000.00

      (d) Class A                                                                                                $4,250,000.00

          Class B                                                                                                        $0.00

13.  Class Available Subordinated Amount at the end of the Due Period

                                                                                                                   As a Percentage
                                                                                                                       of Class A
                                                                                                          Total     Invested Amount
          Series 1994-A Class B                                                                           $0.00         0.0000%

14.  Total Available Credit Enhancement Amounts

                                                                                                 Shared Amount      Class B Amount
          Maximum Amount                                                                        $204,000,000.00          $0.00

          Available Amount                                                                      $204,000,000.00          $0.00

          Amount of Drawings on Credit Enhancement
           for this Due Period                                                                            $0.00          $0.00

15.  Delinquency Summary

          End of Due Period Master Trust Receivables Outstanding                                               $20,448,816,201.71


                                                                         Delinquent Amount        Percentage of Ending
          Payment Status                                                   Ending Balance       Receivables Outstanding
          30-59 days                                                      $578,496,902.86                  2.83%

          60-179 days                                                     $890,849,726.42                  4.36%


                                        U.S. BANK NATIONAL ASSOCIATION
                                        as Trustee


                                        BY: __________________________
                                            Vice President

                     MASTER SERVICER'S CERTIFICATE STATEMENT

                          Discover Card Master Trust I

                         Series 1994-A Monthly Statement

                                   CREDIT CARD
                            PASS-THROUGH CERTIFICATES

     The undersigned, a duly authorized representative of Greenwood Trust Company ("Greenwood"), as Master Servicer pursuant to the Pooling & Servicing Agreement dated as of October 1, 1993 (the"Pooling & Servicing Agreement") and the Series Supplement, dated as of December 20, 1994 (the "Series Supplement") by and between Greenwood and U.S. Bank National Association, as Trustee, does hereby certify as follows with respect to the Supplement Discover Card Master Trust I, Series 1994-A Master Trust Certificates for the Distribution Date occurring on May 15, 1998:


1.   Greenwood is Master Servicer under the Pooling and Servicing Agreement.

2.   The undersigned is a Servicing Officer of Greenwood as Master Servicer.

3.   The aggregate amount of Collections processed during the related Due Period
     is equal to                                                                                                $2,659,540,859.87

4.   The aggregate amount of Class A Principal Collections processed during the
     related Due Period is equal to                                                                               $310,851,038.17

5.   The aggregate amount of Class A Finance Charge Collections processed during
     the related Due Period is equal to                                                                            $40,208,355.33

6a.  The aggregate amount of Class A Principal Collections recharacterized as
     Series Yield Collections during the related Due Period is equal to                                                     $0.00

6b.  The aggregate amount of Class A Additional Funds for this Distribution Date
     is equal to                                                                                                            $0.00

7.   The sum of all amounts payable to the Class A Certificateholders on the
     current Distribution Date is equal to                                                                         $12,184,637.48

8. The amount of drawings under the Credit Enhancement required to be made on the related Drawing Date pursuant to the Series Supplement:

     (a)  with respect to the Class A Required Amount Shortfall                                                             $0.00
          is equal to

     (b)  with respect to the Class A Cumulative Investor Charged-Off                                                       $0.00
          Amount is equal to

     (c)  with respect to the Class A Investor Interest is equal to                                                         $0.00

9. Attached hereto is a true copy of the statement required to be delivered by the Master Servicer on the date of this Certificate to the Trustee pursuant to Section 16 of the Series Supplement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered certificate this 15th day of May, 1998.



                                        GREENWOOD TRUST COMPANY
                                         as Master Servicer

                                        By:____________________________________
                                        Vice President, Director of Accounting,
                                        and Treasurer